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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 14, 2005

                               DEBT RESOLVE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-29525                                            33-0889197
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(Commission File Number)                       (IRS Employer Identification No.)

  707 WESTCHESTER AVENUE, SUITE 409
      WHITE PLAINS, NEW YORK                                 10604
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (914) 949-5500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              Effective June 20, 2005, Becher, Della Torre, Gitto & Company (BDG&C) was dismissed as the independent auditor of Debt Resolve, Inc., a Delaware corporation (the Registrant).

              Together with BDG&C's dismissal, the board of directors of the Registrant approved the engagement of Marcum & Kliegman LLP as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2005 at a meeting held on June 14, 2005, effective immediately. Prior to its appointment, the Registrant did not consult with Marcum & Kliegman LLP regarding matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B promulgated by the U.S. Securities and Exchange Commission.

              The reports of BDG&C on the Registrant's financial statements for each of the two fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports contained an explanatory paragraph describing the existence of substantial doubt about the Registrant's ability to continue as a going concern.

              In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended December 31, 2004 and 2003, and through June 14, 2005, there were no disagreements with BDG&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDG&C, would have caused BDG&C to make reference to the matter in its reports.

              During each of the two fiscal years ended December 31, 2004 and 2003, and through June 14, 2005, no information is required to be reported under
Item 304(a)(1)(iv)(B) of Regulation S-B.

              The Registrant has provided BDG&C with a copy of this current report on Form 8-K and has requested BDG&C to furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. BDG&C's response letter, dated June 20, 2005, is filed as Exhibit 16.1 to this current report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         Exhibit No.      Description
         -----------      -----------

         16.1 Becher, Della Torre, Gitto & Company, Response Letter, dated June 20, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DEBT RESOLVE, INC.


Date: June 20, 2005                     By: /s/ Katherine A. Dering
                                            ---------------------------------
                                            Name: Katherine A. Dering
                                            Title: Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

16.1                Becher, Della Torre, Gitto & Company, Response Letter, dated
                    June 20, 2005.